UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

         On February 17, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that investors can access the Corporation's presentation at the 2006 Community Bank Investor Conference through the Corporation's website. A copy of the news release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. The presentation is scheduled for Wednesday, February 22, 2006 at 8:45 a.m. (Pacific). The presentation materials are available on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations and are also attached hereto as Exhibit 99.2. The webcast link to hear the presentation, either live or as a rebroadcast, is also available in the Presentations section by clicking on the 2006 America's Community Bankers Community Bank Investor Conference Webcast link.

Item 9.01 Financial Statements and Exhibits.

            (c)          Exhibits

            99.1        News Release of Provident Financial Holdings, Inc. on 2006 Community
                           Bank Investor Conference dated February 17, 2006.

            99.2        2006 Community Bank Investor Conference Presentation

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2006	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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3756 Central Avenue Riverside, CA 92506 (909) 686-6060	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
PROVIDES WEBCAST INSTRUCTIONS FOR THE
2006 COMMUNITY BANK INVESTOR CONFERENCE
SPONSORED BY AMERICA'S COMMUNITY BANKERS

Riverside, Calif. - February 17, 2006 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that investors can access the Company's presentation at the 2006 Community Bank Investor Conference through the Company's website.

Craig G. Blunden, Chief Executive Officer and Donavon P. Ternes, Chief Financial Officer, are scheduled to present an overview of the Company and discuss the Company's performance for the first half of fiscal 2006 at 8:45 a.m. (Pacific) on Wednesday, February 22nd. The presentation materials are available on the Company's website, www.myprovident.com, in the Investor Relations section under Presentations. The webcast link to hear the presentation, either live or as a rebroadcast, is also available in the Presentations section by clicking on the 2006 America's Community Bankers Community Bank Investor Conference Webcast link.

Safe-Harbor Statement

Certain matters in the presentation and presentation materials referenced in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts:	Craig G. Blunden Chairman, President & CEO	Donavon P. Ternes Chief Financial Officer

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EXHIBIT 99.2

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America's Community Bankers Shaping Our Future

COMMUNITY BANK INVESTOR CONFERENCE

FEBRUARY 21-22, 2006

PROVIDENT

Provident Financial Holdings, Inc.

www. myprovident.com

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PROVIDENT
Provident Financial Holdings, Inc.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$28.87
52-week range:	$25.04 - $30.96
Shares outstanding	6,823,796 shares
Market cap:	$197.0 million
P/E (ttm):	8.86
EPS (ttm):	$3.26
Annual div & yield:	$0.60 (2.08%)
Div distribution date:	13-Mar-06
Div record date:	17-Feb-06
As of January 31, 2006.	

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PROVIDENT
Provident Financial Holdings, Inc.

PROV Overview

Southern California

San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside (Summer 2006)
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Rancho Cucamonga
- San Diego

Retail Offices:

- Call Center, Riverside
- Carlsbad
- Corona
- Diamond Bar
- Glendora
- Huntington Beach
- La Quinta
- Rancho Mirage
- Riverside
- Temecula
- Torrance

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Quarterly Net Income

Provident Financial Holdings, Inc.

9% C.A.G.R.*
(In millions)
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
$3.8
$4.3
$5.0
$4.6
$4.8
$4.9
$4.8
09/04
12/04
03/05
06/05
09/05
12/05 **
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Net Income was $8.4 million as described in the Form 10-Q for the quarter ended December 31, 2005.

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Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments

(In millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5
$3.3
$4.5
$4.1
$3.2
$4.9
$3.8
$4.6
$3.2
$5.5
$2.1
$6.3
68% C.A.G.R.*
09/04
12/04
03/05
06/05
09/05
12/05**
(Quarter Ended)
Community Banking
Mortgage Banking

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $12.5 million as described in the Operating Segment Reports of Form 10-Q for the quarter ended December 31, 2005.

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Provident Financial Holdings, Inc.

Non-Interest Income

(In millions)

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.7
$4.4
$1.4
$5.1
$1.2
$4.2
$1.4
$5.1
$1.6
$4.4
$1.7
$3.4
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)
Gain on Sale of Loans
Other Fees

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Other Fees was $8.0 million as described in the Form 10-Q for the quarter ended December 31, 2005.

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Efficiency Ratio

Provident Financial Holdings, Inc.

52.50%
50.00%
47.50%
45.00%
42.50%
40.00%
47.43%
47.65%
48.45%
50.63%
48.17%
48.27%
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, the Efficiency Ratio was 34.72% as described in the Form 10-Q for the quarter ended December 31, 2005.

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Provident Financial Holdings, Inc.

Return on Average Assets

1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.24%
1.37%
1.20%
1.22%
1.22%
1.20%
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Assets was 2.13% as described in the Form 10-Q for the quarter ended December 31, 2005.

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Return on Average Equity

18.00%
17.50%
17.00%
16.50%
16.00%
15.50%
15.00%
14.50%
14.00%
13.50%
15.35%
17.60%
15.48%
15.93%
15.80%
15.00%
09/04
12/04
03/05
06/05
09/05
12/05*
(Quarter Ended)

* Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Return on Average Equity was 26.12% as described in the Form 10-Q for the quarter ended December 31, 2005.

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PROVIDENT
Provident Financial Holdings, Inc.

Diluted Earnings per Share

13% C.A.G.R.*
$0.72
$0.70
$0.68
$0.66
$0.64
$0.62
$0.60
$0.58
$0.56
$0.54
$0.60
$0.71
$0.64
$0.68
$0.71
$0.70
09/04
12/04
03/05
06/05
09/05
12/05**
(Quarter Ended)

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/04 through 12/31/05.

** Excluding the gain on sale of real estate of $6.3 million. On a GAAP basis, Diluted Earnings per Share was $1.23 as described in the Form 10-Q for the quarter ended December 31, 2005.

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Cash Dividend per Share

$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.10
$0.14
$0.14
$0.14
$0.14
$0.14
$0.15
09/04
12/04
03/05
06/05
09/05
12/05
03/06
(Quarter Ended)

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Stock Performance

$130
$120
$110
$100
$90

	Jun 2004	Sep 2004	Dec 2004	Mar 2005	Jun 2005	Sep 2005	Dec 2005
PROV	$100	$123	$123	$128	$121	$122	$115
Nasdaq Bank Index	$100	$102	$112	$103	$107	$107	$109
Nasdaq Stock Index	$100	$93	$106	$98	$101	$106	$109

Assumes that the value of the investment in the Company's Common Stock and in each Index was $100 on June 30, 2004 and that all dividends were reinvested.

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